Exhibit 99.1

                MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            As of September 30, 2004

                                                           Historical                Pro Forma Adjustments                Pro Forma
                                                                            (a)         (b)         (c)          (d)
                                                                        ----------------------------------------------
                          ASSETS
Current Assets:
   Cash and cash equivalents                              $ 2,224,510   $   (5,000) $ 7,700,000                         $ 9,919,510

   Accounts receivable, net of allowance for doubtful accounts of
     $952,298 and  $683,420                                 6,483,478   (1,423,000)                                       5,060,478
   Prepaid expenses and other current assets                2,898,284     (156,000)     300,000                           3,042,284

   Prepaid and refundable taxes                               755,004                                         (800,000)     (44,996)
   Deferred tax assets                                        199,000                                                       199,000
                                                          -----------                                                   -----------
       Total current assets                                12,560,276                                                    18,176,276
                                                          -----------                                                   -----------

Property and equipment, net                                 4,828,651     (583,000)                                       4,245,651

Goodwill                                                   13,234,051     (228,000)                                      13,006,051
Customer list and other intangibles,net of accumulated
  amortization of $4,500,000 and $4,440,485                        --                                                            --
Investment in joint venture                                   181,555                                                       181,555
Deferred tax assets                                         1,920,000                                         (775,000)   1,145,000
Other assets                                                1,269,497     (669,000)                                         600,497
                                                          -----------                                                   -----------
       Total assets                                       $33,994,030                                                   $37,355,030
                                                          ===========                                                   ===========

           LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Current portion of obligations under capital leases    $    99,679                                                   $    99,679
   Borrowings on credit facilities                          3,750,000                                                     3,750,000
   Accounts payable                                         2,582,116     (156,000)               460,000                 2,886,116
   Accrued expenses and other current liabilities           3,746,498     (537,000)                                       3,209,498
                                                          -----------                                                   -----------
       Total current liabilities                           10,178,293                                                     9,945,293
Obligations under capital leases, net of current portion       91,545                                                        91,545
Other long term liabilities                                   327,275                                                       327,275
                                                          -----------                                                   -----------
       Total liabilities                                   10,597,113                                                    10,364,113
                                                          -----------                                                   -----------
Stockholders' Equity:
   Common stock; $.01 par value. Authorized 15,000,000
      shares; issued 6,050,780 shares in 2004 and
      6,040,173 shares in 2003                                 60,508                                                        60,508
   Additional paid-in capital                              25,079,155                                                    25,079,155
   Retained earnings (accumulated deficit)                 (1,226,470)  (2,371,000)   8,000,000  (460,000)  (1,575,000)   2,367,530
   Accumulated other comprehensive loss                      (316,342)                                                     (316,342)
                                                          -----------                                                   -----------
                                                           23,596,851                                                    27,190,851
   Less common stock in treasury (at cost, 57,124 shares)    (199,934)                                                     (199,934)
                                                          -----------                                                   -----------
       Total stockholders' equity                          23,396,917                                                    26,990,917
                                                          -----------                                                   -----------
       Total liabilities and stockholders' equity         $33,994,030                                                   $37,355,030
                                                          ===========                                                   ===========

(a) - To reflect the sale of the assets and liabilities, included allocated goodwill, of the Delahaye Division

(b) - To record proceeds of the sale of the Delahaye Division in the form of cash ($7.7 million) and note receivable ($300,000)

(c) - To record $460,000 estimated closing costs

(d) - To record deferred tax provision related to the gain on the sale of the Delahaye Division

                MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2003

                                                                                       Pro Forma
                                                                    Historical        Adjustments         Pro Forma
                                                                   ------------       -----------         ---------
Revenues                                                           $ 44,053,584     (1)  $ 8,670,143    $ 35,383,441

Direct costs                                                        14,086,986      (1)    1,468,422      12,618,564
                                                                    -----------                         ------------

     Gross Profit                                                    29,966,598                           22,764,878

Operating expenses:
Selling, general and administrative expenses                         29,165,257     (1)    6,910,592      22,254,665
Depreciation and amortization                                         2,448,483     (1)      590,221       1,858,262
Loss from joint venture                                                 316,121                              316,121
Loss on sale of subsidiary                                                   --                                   --
Restructuring charges                                                   592,000                              592,000
Advisory charges                                                             --                                   --
                                                                             --                                   --
Total Operating Expenses                                             32,521,861                           25,021,048
                                                                    -----------                         ------------

     Operating loss                                                  (2,555,263)                          (2,256,170)

Interest expense                                                       (314,211)    (1)       (5,266)       (308,945)

Interest income                                                          27,197                               27,197
                                                                        -------                         ------------

     Loss before income taxes                                        (2,842,277)                          (2,537,918)

Income tax benefit                                                     (150,000)    (1)       50,000        (200,000)
                                                                       --------                         ------------

     Loss from continuing operations                               $ (2,692,277)                        $ (2,337,918)
                                                                   ============                         ============

     Basic and diluted loss per share from continuing operations   $      (0.45)                        $      (0.39)
                                                                   ============                         ============

(1) - To exclude the results of the Delehaye Division

                MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 2004

                                                                                              Pro Forma
                                                                        Historical           Adjustments          Pro Forma
                                                                       ------------          -----------          ---------
Revenues                                                               $ 34,148,690  (1)      $ 6,637,329      $ 27,511,361

Direct costs                                                             11,676,184  (1)          954,196        10,721,988
                                                                       ------------                            ------------

     Gross Profit                                                        22,472,506                              16,789,373

Operating Expenses:
Selling, general and administrative expenses                             21,379,295  (1)        5,342,088        16,037,207
Depreciation and amortization                                             1,889,143  (1)          504,344         1,384,799
Loss from joint venture                                                     183,928                                 183,928
Loss on impairment of investments                                           342,000                                 342,000
Restructuring charge - operating lease                                           --                                      --
                                                                                 --                                      --

     Operating loss                                                      (1,321,860)                             (1,158,561)

Interest expense, net                                                      (233,087) (1)              395          (233,482)
                                                                       ------------                            ------------

     Net loss before income taxes                                        (1,554,947)                             (1,392,043)

Benefit from income taxes                                                   (90,000) (1)          (76,000)          (14,000)
                                                                       ------------                            ------------

     Loss from continuing operations                                   $ (1,464,947)                           $ (1,378,043)
                                                                       ============                            ============

     Basic and diluted loss per share from continuing operations       $      (0.24)                           $      (0.23)
                                                                       ============                            ============

(1) - To exclude the results of the Delehaye Division